Exhibit 99.7

AMENDED

DEBTOR:	Fischer Imaging Corporation	MONTHLY OPERATING REPORT
CHAPTER 11
CASE NUMBER:	06-15611

Form 2-A

COVER SHEET

	For Period Ended:	5/31/07

Accounting Method:	☒ Accrual Basis	☐ Cash Basis

THIS REPORT IS DUE 15 DAYS AFTER THE END OF THE MONTH

Debtor must attach each of the following reports/documents unless the U. S. Trustee
Mark One Box for Each	has waived the requirement in writing. File the original with the Clerk of Court.
Required Document:	Submit a duplicate, with original signature, to the U. S. Trustee.

Report/Document	Previously
Attached	Waived	REQUIRED REPORTS/DOCUMENTS

☒	☐	1. Cash Receipts and Disursements Statement (Form 2-B)

☒	☐	2. Balance Sheet (Form 2-C)

☒	☐	3. Profit and Loss Statement (Form 2-D)

☒	☐	4. Supporting Schedules (Form 2-E)

☒	☐	5. Quarterly Fee Summary (Form 2-F)

☒	☐	6. Narrative (Form 2-G)

☒	☐	7. Bank Statements for All Bank Accounts

☒	☐	8. Bank Statement Reconciliations for all Bank Accounts

I declare under penalty of perjury that the following Monthly Operating Report, and any attachments thereto are true, accurate and correct to the best of my knowledge and belief.

Executed on:	07/ 03/ 07	Print Name:	Tom H. Connolly

		Signature:	/s/ Tom H. Connolly

		Title:	President and CEO

DEBTOR:	Fischer Imaging Corporation	CASE NO:	06-15611

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period:	5/1/07	to	5/31/07

	Current
CASH FLOW SUMMARY	Month		Accumulated

1. Beginning Cash Balance	$1,914,372.91	(1)	$1,138,518.57	(1)

2. Cash Receipts
Operations	0.00		482,853.38
Sale of Assets	0.00		628,025.65
Loans/advances	0.00		0.00
Other	5,685.38		360,915.34

Total Cash Receipts	$5,685.38		$1,471,794.37

3. Cash Disbursements
Operations	53,678.72		581,249.07
Debt Service/Secured loan payment	0.00		0.00
Professional fees/U.S. Trustee fees	44,196.49		190,958.96
Other	0.00		15,921.83

Total Cash Disbursements	$97,875.21		$788,129.86

4. Net Cash Flow (Total Cash Receipts less
Total Cash Disbursements)	-92,189.83		683,664.51

5 Ending Cash Balance (to Form 2-C)	$1,822,183.08	(2)	$1,822,183.08	(2)

		Book
CASH BALANCE SUMMARY	Financial Institution	Balance

Petty Cash		$0.00

DIP Operating Account	US Bank	36,842.39

DIP State Tax Account		0.00

DIP Payroll Account		0.00

Other Operating Account		0.00

Other Interest-bearing Account	US Bank	1,785,345.69

TOTAL (must agree with Ending Cash Balance above)		$1,822,183.08	(2)

(1)  Accumulated beginning cash balance is the cash available at the commencement of the case.
Current month beginning cash balance should equal the previous month’s ending balance.

(2)  All cash balances should be the same.

Rev. 10/1/04

DEBTOR:	Fischer Imaging Corporation	CASE NO:	06-15611

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period:	5/1/2007	to	5/31/2007

CASH RECEIPTS DETAIL	Account No:	103658224003
(attach additional sheets as necessary)

Date	Payer	Description	Amount

See attached sheet

		Total Cash Receipts	$5,685.38	(1)

(1)  Total for all accounts should agree with total cash receipts listed on Form 2-B, page 1

Rev. 10/1/04

Fischer Imaging Corp	Form 2B Cash Receipts Support
Case No. 06-15611

Date	Payer	Description	Amount

5/17/2007	State of Minnesota	Other - tax refund	350.00
5/17/2007	Georgia Dept of Revenue	Other - tax refund	130.00
5/31/07	US Bank	Other - interest income	5,205.38

	Total Receipts		5,685.38

DEBTOR:	0 Fischer Imaging Corporation	CASE NO:	06-15611

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period:	5/1/07	to	5/31/07

CASH DISBURSEMENTS DETAIL	Account No:	103658224003
(attach additional sheets as necessary)

Date	Check No.	Payee	Description (Purpose)	Amount

See attached sheet

			Total Cash Disbursements	$ 97,875.21	(1)

(1)  Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 1

Rev. 10/1/04

Fischer Imaging Corp	Form 2B page 3 Disbursements
Case No. 06-15611

Date	Check No.	Payer	Description	Amount

5/17/2007	100247	ADP, Inc.	Operation - Investor relations	566.55
5/17/2007	100248	Computershare	Operation - Investor relations	887.31
5/17/2007	100249	CPT Group	Operation - Investor relations	11,176.68
5/17/2007	100250	Ehrhardt, Keefe, Steiner, Hottman	Prof Fee/US Trustee	2,881.25
5/17/2007	100251	Gordon, Hughs & Banks	Prof Fee/US Trustee	14,100.00
5/17/2007	100252	Jessop & Co	Prof Fee/US Trustee	13,046.84
5/17/2007	100253	LDK Logistics	Operation - rent	662.40
5/17/2007	100254	Merrill Corporation	Prof Fee/US Trustee	2,105.00
5/17/2007	100255	Connolly, Rosania & Lofstedt	Operation - contract labor	6,555.66
5/17/2007	100256	Glenn Mueller	Operation - contract labor	1,200.00
5/17/2007	100257	Patrick Giefer	Operation - contract labor	5,860.00
5/17/2007	100258	Paula Rosson	Operation - contract labor	75.00
5/17/2007	100259	Windward Networks	Operation - contract labor	82.50
5/31/2007	100260	FSP 390 Interlocken	Operation - rent	2,200.00
5/31/2007	100261	Paula Rosson	Operation - contract labor	10,000.00
5/31/2007	100262	Faegre & Benson LLP	Prof Fee/US Trustee	10,973.40
5/31/2007	100263	Void - check not issued		0.00
5/31/2007	100264	CPT Group	Operation - Investor relations	2,985.23
5/31/2007	100265	Void - check not issued		0.00
5/31/2007	100266	Merrill Corporation	Prof Fee/US Trustee	1,090.00
5/31/2007	100267	LDK Logistics	Operation - rent	993.60
5/31/2007	100268	Connolly, Rosania & Lofstedt	Operation - contract labor	5,073.79
5/31/2007	100269	Patrick Giefer	Operation - contract labor	5,360.00

		Total Disbursements		97,875.21

DEBTOR:	Fischer Imaging Corporation	CASE NO:	06-15611

Form 2-C

COMPARATIVE BALANCE SHEET

For Period Ended:   5/31/07

		Current	Petition
		Month	Date (1)
	ASSETS
	Current Assets:
	Cash (from Form 2-B, line 5)	$1,822,183.08	$1,138,518.57
	Accounts Receivable (from Form 2-E)	162,514.94	420,608.98
	Receivable from Officers, Employees, Affiliates	0.00	0.00
	Inventory	20,000.00	397,700.99
Other Current Assets :(List)	Prepaid expenses	57,116.84	168,028.61
	Prepaid insurance ***	0.00	170,815.24
	Total Current Assets	$2,061,814.86	$2,295,672.39

	Fixed Assets:
	Land	$0.00	$0.00
	Building	0.00	0.00
	Equipment, Furniture and Fixtures	2,000.00	22,630.00
	Total Fixed Assets	2,000.00	22,630.00
	Less: Accumulated Depreciation	(0)	(0)
	Net Fixed Assets	$2,000.00	$22,630.00
Other Assets (List):	Prepaid insurance - long-term ***	0.00	789,348.60
	Byers Peak Deposit	0.00	11,000.00
	TOTAL ASSETS	$2,063,814.86	$3,118,650.99

	LIABILITIES
	Post-petition Accounts Payable (from Form 2-E)	$159.48	$0.00
	Post-petition Accrued Profesional Fees (from Form 2-E)	112,948.84	0.00
	Post-petition Accrued Other (est. audit & 10-K prep. fees)	0.00	0.00
	Post-petition Taxes Payable (from Form 2-E)	10,849.61	0.00
	Post-petition Notes Payable	0.00	0.00
Other Post-petition Payable(List):	Accrued payroll	0.00	0.00
	Accrued severance	0.00	0.00
	Accrued vacation	0.00	0.00
	Total Post Petition Liabilities	$123,957.93	$0.00

	Pre Petition Liabilities:
	Secured Debt	0.00	0.00
	Priority Debt	0.00	30,159.90
	Contingent tax claims	90,000.00	163,737.58
	Unsecured Debt **	1,750,637.16	1,227,870.03
	Total Pre Petition Liabilities	$1,840,637.16	$1,421,767.51
	TOTAL LIABILITIES	$1,964,595.09	$1,421,767.51

	OWNERS’ EQUITY
	Owner’s/Stockholder’s Equity	$49,549,089.02	$49,549,089.02
	Retained Earnings - Prepetition	-47,852,205.54	-47,852,205.54
	Retained Earnings - Post-petition	-1,597,663.71	0.00
	TOTAL OWNERS’ EQUITY	$99,219.77	$1,696,883.48
	TOTAL LIABILITIES AND OWNERS’ EQUITY	$2,063,814.86	$3,118,650.99

(1) Petition date values are taken from the Debtor’s balance sheet as of the petition date or are the values listed on the Debtor’s schedules.

Rev. 10/1/04
0.00	0.00

** Note that changes are caused by changes in estimates or the reduction of time related to warranties and service contracts as approved to be maintained by the court.

*** Prepaid insurance as carried in these financial statements has no recoverable value.

DEBTOR:	Fischer Imaging Corporation	CASE NO:	06-15611

Form 2-D

PROFIT AND LOSS STATEMENT

For Period   5/1/07  to   5/31/07

	Current	Accumulated
	Month	Total (1)

Gross Operating Revenue	$0.00	$1,145,542.89
Less: Discounts, Returns and Allowances	(46,365.86)	(46,365.86)
Net Operating Revenue	$(46,365.86)	$1,099,177.03
Cost of Goods Sold	161,605.10	596,535.23
Gross Profit	$(207,970.96)	$502,641.80

Operating Expenses
Officer Compensation	$5,073.79	$121,134.77
Selling, General and Administrative	860,570.92	1,296,222.50
Rents and Leases	4,035.10	35,399.45
Depreciation, Depletion and Amortization	0.00	0.00
Other (list):		0.00
		0.00

Total Operating Expenses	$869,679.81	$1,452,756.72

Operating Income (Loss)	$(1,077,650.77)	$(950,114.92)

Non-Operating Income and Expenses
Other Non-Operating Expenses	$0.00	$(468,100.06)
Gains (Losses) on Sale of Assets	(4,755.00)	4,276.04
Interest Income	5,205.38	45,979.50
Interest Expense	0.00	(281.79)
Other Non-Operating Income		61,532.12
Net Non-Operating Income or (Expenses)	$450.38	$(356,594.19)

Reorganization Expenses
Legal and Professional Fees	$(127,240.71)	$215,681.73
Other Reorganization Expense	9,435.23	75,272.87

Total Reorganization Expenses	$(117,805.48)	$290,954.60

Net Income (Loss) Before Income Taxes	$(959,394.91)	$(1,597,663.71)

Federal and State Income Tax Expense (Benefit)	0.00	0.00

NET INCOME (LOSS)	$(959,394.91)	$(1,597,663.71)

(1)  Accumulated Totals include all revenue and expenses since the petition date.

Rev. 10/1/04

DEBTOR:	Fischer Imaging Corporation	CASE NO:	06-15611

Form 2-E

SUPPORTING SCHEDULES

For Period:      5/1/07  to      5/31/07

POST PETITION TAXES PAYABLE SCHEDULE

	Beginning	Amount	Amount	Date	Check	Ending
	Balance (1)	Accrued	Paid	Paid	Number	Balance

Income Tax Withheld:
Federal	$0.00	$0.00	$0.00			$0.00
State	0.00	0.00	0.00			0.00
Federal	$0.00	$0.00	$0.00			$0.00
State	0.00	0.00	0.00			0.00

FICA Tax Withheld	0.00	0.00	0.00			0.00
FICA Tax Withheld	0.00	0.00	0.00			0.00

Employer’s FICA Tax	0.00	0.00	0.00			0.00
Employer’s FICA Tax	0.00	0.00	0.00			0.00

Unemployment Tax
Federal	0.00	0.00	0.00			0.00
State	0.00	0.00	0.00			0.00

Sales, Use &
Excise Taxes	0.00	0.00	0.00			0.00

Property Taxes	0.00	0.00	0.00			0.00

Accrued Income Tax:
Federal	0.00	0.00	0.00			0.00
State	0.00	0.00	0.00			0.00
	0.00	0.00	0.00			0.00

Other: Franchise	10,849.61	0.00	0.00			10,849.61

TOTALS	$10,849.61	$0.00	$0.00			$10,849.61

(1)  For first report, Beginning Balance will be $0; thereafter, Beginning Balance will be Ending Balance from prior report.

INSURANCE SCHEDULE

				Premium
		Amount of	Expiration	Paid
	Carrier	Coverage	Date	Through
Workers’ Compensation	Wausau Insurance Co.	$500,000	3/11/07	3/11/07*

Commercial Package
Business Personal Property	Charter Oak Fire Ins Travelers	$1,650,000	6/1/07	6/1/07

Commercial General Liability	Charter Oak Fire Ins Travelers	$2,000,000	6/1/07	6/1/07

D&O insurance through 12/31/06 and run-off for 6 years	XL Insurance	$10,000,000	12/31/12	12/31/12

Umbrella	The Travelers Indemnity Company-Travelers	$1,000,000	6/1/07	5/1/12

Fiduciary Liability Extension Binder	Axis Reinsurance Co.	$1,000,000	9/30/12	9/30/12

ERISA Bond	Traveler Casualty & Surety Co Of America-Travelers	$75,000	5/1/07	5/1/07

* Will not be renewed.

Rev. 10/1/04

DEBTOR:	Fischer Imaging Corporation	CASE NO:	06-15611

Form 2-E

SUPPORTING SCHEDULES

For Period:      5/1/07  to      5/31/07

ACCOUNTS RECEIVABLE AND POST PETITION PAYABLE AGING

	Accounts	Post Petition
Due	Receivable	Accounts Payable

Under 30 days	$160,000.00	$15,292.40
30 to 60 days	0.00	4,214.75
61 to 90 days	0.00	3,873.00
91 to 120 days	0.00	89,726.25
Over 120 days	7,981.09	0.00

Total Post Petition	167,981.09

Pre Petition Amounts	34,533.85

Total Accounts Receivable	$202,514.94
Less: Bad Debt Reserve	(40,000.00)
Net Accounts Receivable (to Form 2-C)	$162,514.94

	Total Post Petition Accounts Payable	$113,106.40

* Attach a detail listing of accounts receivable and post-petition accounts payable

SCHEDULE OF PAYMENTS TO ATTORNEYS AND OTHER PROFESSIONALS

	Month-end	Current	Paid in
	Retainer	Month’s	Current	Date of	Month-end
	Balance	Accrual	Month	Court Approval	Balance Due *

Debtor’s Counsel	$28,098.97	$262,391.96	$211,474.24	9/25/2006	$50,917.72
Counsel for Unsecured Creditors’ Committee	0.00	0.00	0.00		0.00
Trustee’s Counsel	0.00	0.00	0.00		0.00
Accountant -	0.00	14,100.00	14,100.00		0.00
Accountant - EKS&H	0.00	14,960.00	14,960.00	9/25/2006	0.00
Other: Davis Graham	29,017.87	68,071.02	6,039.90		62,031.12
Total	$57,116.84	$359,522.98	$246,574.14		$112,948.84

*Balance due to include fees and expenses incurred but not yet paid.

SCHEDULE OF PAYMENTS AND TRANSFERS TO PRINCIPALS/EXECUTIVES**

Payee Name	Position	Nature of Payment	Amount
Tom H. Connolly	President & CEO	contract fees (May)	$5,073.79

**List payments and transfers of any kind and in any form made to or for the benefit of any proprietor, owner, partner, shareholder, officer or director.

Rev. 10/1/04

Fischer Imaging Corp.	Accounts Receivable Listing as of April 30, 2007
Case No. 06-15611

CUSTOMER#	NAME	INVOICE#	DATE	CURRENT	OVER 30	OVER 60	OVER 90	OVER 120	TOTAL
C221	CARILION HEALTH SYSTEMS	1026761	09-Aug-2006	0.00	0.00	0.00	0.00	2,401.00	2,401.00
C221	CARILION HEALTH SYSTEMS	1026762	09-Aug-2006	0.00	0.00	0.00	0.00	2,401.00	2,401.00
C221	CARILION HEALTH SYSTEMS	1026731	10-Jul-2006	0.00	0.00	0.00	0.00	2,401.00	2,401.00
C2090	COMPREHENSIVE BREAST CENTER OF	1026136	03-Mar-2006	0.00	0.00	0.00	0.00	1,816.84	1,816.84
C2090	COMPREHENSIVE BREAST CENTER OF	1024227	01-Dec-2005	0.00	0.00	0.00	0.00	2,450.52	2,450.52
C2090	COMPREHENSIVE BREAST CENTER OF	1022323	01-Sep-2005	0.00	0.00	0.00	0.00	4,950.52	4,950.52
V210	DEPARTMENT OF VETERANS AFFAIRS	1026669	09-Jun-2006	0.00	0.00	0.00	0.00	100.00	100.00
V210	DEPARTMENT OF VETERANS AFFAIRS	1026670	09-Jun-2006	0.00	0.00	0.00	0.00	1,750.00	1,750.00
GE-IRELAND	GE MEDICAL - IRELAND	1026894	26-Oct-2006	0.00	0.00	0.00	0.00	3,144.60	3,144.60
L1320	LICKING MEMORIAL	1026085	03-Mar-2006	0.00	0.00	0.00	0.00	1,541.67	1,541.67
L190	LONG ISLAND COLLEGE HOSPITAL	1025722	03-Feb-2006	0.00	0.00	0.00	0.00	2,772.00	2,772.00
L190	LONG ISLAND COLLEGE HOSPITAL	1025716	03-Feb-2006	0.00	0.00	0.00	0.00	1,865.00	1,865.00
M1022	MERCY MEDICAL CENTER	1023401	26-Oct-2005	0.00	0.00	0.00	0.00	1,050.00	1,050.00
M410	MT. SINAI HOSP/PHILIPS MEDICAL	1026841	07-Sep-2006	0.00	0.00	0.00	0.00	2,100.00	2,100.00
N260	NEW ENGLAND MEDICAL CENTER,INC	1026549	05-May-2006	0.00	0.00	0.00	0.00	808.60	808.60
B940	PARTNERS HEALTHCARE SYSTEM	1026887	17-Oct-2006	0.00	0.00	0.00	0.00	315.00	315.00
B940	PARTNERS HEALTHCARE SYSTEM	1026882	17-Oct-2006	0.00	0.00	0.00	0.00	365.00	365.00
P9684	PHILIPS MEDICAL SYSTEMS	1026166	09-Mar-2006	0.00	0.00	0.00	0.00	412.39	412.39
S366	REGIONS HOSPITAL	1026903	30-Oct-2006	0.00	0.00	0.00	0.00	1,850.00	1,850.00
R4430	RPM TECHNOLOGY INC	1022459	08-Sep-2005	0.00	0.00	0.00	0.00	47.50	47.50
R4430	RPM TECHNOLOGY INC	1016342	31-Dec-2004	0.00	0.00	0.00	0.00	60.10	60.10
R4430	RPM TECHNOLOGY INC	1016103	21-Dec-2004	0.00	0.00	0.00	0.00	38.65	38.65
R4430	RPM TECHNOLOGY INC	1014843	05-Nov-2004	0.00	0.00	0.00	0.00	6.50	6.50
R4430	RPM TECHNOLOGY INC	1014743	02-Nov-2004	0.00	0.00	0.00	0.00	24.00	24.00
R4430	RPM TECHNOLOGY INC	1014421	26-Oct-2004	0.00	0.00	0.00	0.00	576.00	576.00
R4430	RPM TECHNOLOGY INC	1014083	14-Oct-2004	0.00	0.00	0.00	0.00	325.60	325.60
R4430	RPM TECHNOLOGY INC	1010849	30-Jun-2004	0.00	0.00	0.00	0.00	1,598.60	1,598.60
S0222	SAGEBRUSH TECHNOLOGY	1026851	02-Aug-2006	0.00	0.00	0.00	0.00	83.50	83.50
S339	ST. LUKE`S EPISCOPAL HOSPITAL	1022491	12-Sep-2005	0.00	0.00	0.00	0.00	1,400.00	1,400.00
S339	ST. LUKE`S EPISCOPAL HOSPITAL	1022490	12-Sep-2005	0.00	0.00	0.00	0.00	1,400.00	1,400.00
S610	ST. VINCENT`S MEDICAL CENTER	1021863	11-Aug-2005	0.00	0.00	0.00	0.00	437.00	437.00
T0924	THE SURGERY CTR/HUNTSVILLE	1025828	09-Feb-2006	0.00	0.00	0.00	0.00	453.80	453.80
U118	UHS OF DELAWARE, INC	1026432	18-Apr-2006	0.00	0.00	0.00	0.00	1,362.06	1,362.06
V129	VANDERBILT UNIVERSITY	1026840	07-Sep-2006	0.00	0.00	0.00	0.00	206.49	206.49
				0.00	0.00	0.00	0.00	42,514.94	42,514.94

			Pre-petition	0.00	0.00	0.00	0.00	34,533.85	34,533.85
			Post-petition	0.00	0.00	0.00	0.00	7,981.09	7,981.09
				0.00	0.00	0.00	0.00	42,514.94	42,514.94

	JN Properties minimum guarantee sale proceeds								160,000.00
	Allowance for doubtful accounts								(40,000.00)

	Net receivables								162,514.94

Fischer Imaging Corp.	Accounts Payable Listing as of April 30, 2007
Case No. 06-15611

Fischer Imaging Corporation

Accounts Payable

VENDOR	TERMS	INVOICE	DATE	CURRENT	30 DAYS	60 DAYS	90 DAYS	TOTAL
XO COMMUNICATIONS	NET 30	0213981410	3/8/07	0.00	0.00	0.00	158.28	158.28

DAVIS GRAHAM & STUBBS LLP		B-9/5/06 TO 11/9/06	2/2/07	0.00	0.00	0.00	33,013.25	33,013.25
DAVIS GRAHAM & STUBBS LLP		B-0051-A-25%	3/8/07	0.00	0.00	0.00	2,013.30	2,013.30
Accrue Davis Graham - final invoicing							27,004.57	27,004.57

JESSOP & COMPANY PC		B-414563B	11/17/06	0.00	0.00	0.00	28.19	28.19
JESSOP & COMPANY PC		B-414979B	1/5/07	0.00	0.00	0.00	1,785.81	1,785.81
JESSOP & COMPANY PC		B-414980B	1/5/07	0.00	0.00	0.00	159.37	159.37
JESSOP & COMPANY PC		B-414981B	1/5/07	0.00	0.00	0.00	106.00	106.00
JESSOP & COMPANY PC		B-414982B	1/5/07	0.00	0.00	0.00	2,469.87	2,469.87
JESSOP & COMPANY PC		B-414983B	1/5/07	0.00	0.00	0.00	9.37	9.37
JESSOP & COMPANY PC		B-414985B	1/5/07	0.00	0.00	0.00	110.62	110.62
JESSOP & COMPANY PC		B-414986B	1/5/07	0.00	0.00	0.00	2,232.25	2,232.25
JESSOP & COMPANY PC		B-414987B	1/5/07	0.00	0.00	0.00	78.75	78.75
JESSOP & COMPANY PC		B-414988B	1/5/07	0.00	0.00	0.00	139.75	139.75
JESSOP & COMPANY PC		B-414989B	1/5/07	0.00	0.00	0.00	35.25	35.25
JESSOP & COMPANY PC		B-414990B	1/5/07	0.00	0.00	0.00	231.37	231.37
JESSOP & COMPANY PC		B-415221-25%	2/2/07	0.00	0.00	0.00	12,351.00	12,351.00
JESSOP & COMPANY PC		B-415481-25%	3/8/07	0.00	0.00	0.00	7,799.25	7,799.25
JESSOP & COMPANY PC		B-415746.25	4/5/07	0.00	0.00	3,873.00	0.00	3,873.00
JESSOP & COMPANY PC		B-JO4300725	4/30/07	0.00	4,214.75	0.00	0.00	4,214.75
JESSOP & COMPANY PC		B-415991	5/31/07	616.00	0.00	0.00	0.00	616.00
JESSOP & COMPANY PC			5/31/07	14,676.40	0.00	0.00	0.00	14,676.40
Total accounts payable				15,292.40	4,214.75	3,873.00	89,726.25	113,106.40

DEBTOR:	Fischer Imaging Corporation	CASE NO:	06-15611

Form 2-F

QUARTERLY FEE SUMMARY *

For the Month Ended:	05/31/07

		Cash	Quarterly			Date
Month	Year	Disbursements **	Fee Due		Check No.	Paid

January	2007	$88,249.15
February	2007	56,961.73
March	2007	70,311.57

TOTAL 1st Quarter		$215,522.45	$

April	2007	$42,530.97
May	2007	97,875.21
June		0.00

TOTAL 2nd Quarter		$140,406.18	$

July	2006	$0.00
August	2006	0.00
September	2006	87,332.04

TOTAL 3rd Quarter		$87,332.04	$750.00		100049	11/20/06
			500	***	100168	01/09/07
October	2006	$113,248.44
November	2006	135,444.80
December	2006	96,175.95

TOTAL 4th Quarter		$344,869.19	$3,750.00		100193	1/31/07

FEE SCHEDULE

Quarterly Disbursements	Fee

$0 to $14,999	250
$15,000 to $74,999	500
$75,000 to $149,999	750
$150,000 to $224,999	1250
$225,000 to $299,999	1500
$300,000 to $999,999	3750
$1,000,000 to $1,999,999	5000
$2,000,000 to $2,999,999	7500
$3,000,000 to $4,999,999	8000
$5,000,000 and above	10000

*     This summary is to reflect the current calendar year’s information cumulative to the end of the reporting period

**   Should agree with line 3, Form 2-B.  Disbursements are net of transfers to other debtor in possession bank accounts

*** We were sent a bill and paid it despite the belief it is not owed.

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]

Rev. 10/1/04

DEBTOR:	Fischer Imaging Corporation	CASE NO:	06-15611

Form 2-G

NARRATIVE

For Period Ending	5/31/07

Please provide a brief description of any significant business and legal actions taken by the debtor, its creditors, or the court during the reporting period, any unusual or non-recurring accounting transactions that are reported in the financial statements, and any significant changes in the financial condition of the debtor which have occurred subsequent to the report date.

During the month of May, 2007:

•  By Order entered May 3,2007, the Court confirmed the Liquidating Chapter 11 Plan proposed by Debtordated February 20, 2007. The Plan became effective date on May 18, 2007. Tom Connolly was appointed as the liquidating trustee.

•  July 17, 2007, was established as the last day to file motions for allowance of administrative expenses.

•  Debtor continued its productive settlement negotiations with Louis Rivelli, to resolve Debtor's objection to Rivelli's claim.

•  Debtor entered into a settlement of its objection to the $680,000 claim of Airport Imaging, LLC, in which Airport was allowed an unsecured claim in the amount of $50,000.

Rev. 10/1/04

Fischer Imaging Corporation	Case No. 06-15611
Bank Reconciliation - USB Account
May 31, 2007

Bank Accounts
Operating Acct # 103658224003		25,113.42

Total Bank Balances		25,113.42

Outstanding accounts payable checks	Outstanding cks.	(38,751.02)

Deposit in Transit		480.00
Deposit in Transit - bank transfer		50,000.00

Adjusted Bank Balance		36,842.40

Balance Per General Ledger (11-0000-111210)		36,842.39
Timing Difference to General Ledger Bank Balance:

Adjusted Balance Per General Ledger		36,842.39

Difference over(under) bank		0.01

SUMMARIZED LIST OF OUTSTANDING CHECKS	Case No. 06-15611
OPERATING ACCOUNT

Ck. Nmbr	Date	Voids	Outstanding
100258	5/17/2007		75.00
100260	5/31/2007		2,200.00
100261	5/31/2007		10,000.00
100262	5/31/2007		10,973.40
100263	5/31/2007		—
100264	5/31/2007		2,985.23
100265	5/31/2007		—
100266	5/31/2007		1,090.00
100267	5/31/2007		993.60
100268	5/31/2007		5,073.79
100269	5/31/2007		5,360.00